UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

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FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

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Date of Report (Date of earliest event reported):  December 2, 2025

HYPERSCALE DATA, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-12711	94-1721931
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

11411 Southern Highlands Parkway, Suite 190, Las Vegas, NV 89141

(Address of principal executive offices) (Zip Code)

(949) 444-5464

(Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐     Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐     Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐     Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐     Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A Common Stock, $0.001 par value	GPUS	NYSE American
13.00% Series D Cumulative Redeemable Perpetual Preferred Stock, par value $0.001 per share	GPUS PD	NYSE American

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

ITEM 1.01	ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT

On December 2, 2025 (the “Closing Date”), Hyperscale Data, Inc., a Delaware corporation (the “Company”), along with its direct and indirect wholly owned subsidiaries Sentinum, Inc. (“Sentinum”) and Alliance Cloud Services, LLC (“ACS” and collectively with Sentinum, the “Guarantors”), entered into a Note Purchase Agreement (the “Agreement”) with JGB Capital, LP, JGB Partners, LP and JGB Capital Offshore Ltd. (collectively, the “Investors”) as well as JGB Collateral, LLC (the “Agent”).

Pursuant to the Agreement, the Company borrowed $12,768,000 from the Investors and issued secured convertible promissory notes to the Investors in such aggregate amount, which includes an original issue discount of $768,000 (collectively, the “Convertible Notes”).

On December 14, 2023, Ault & Company, Inc., an affiliate of the Company (“A&C”), the Company, the Guarantors, Ault Lending, LLC, a subsidiary of the Company (“Ault Lending”), and certain affiliated entities (the “Company Affiliates”) entered into a Loan and Guaranty Agreement (the “Loan Agreement”) with certain of the Investors and an affiliate thereof (collectively, the “Investor Affiliates”). In connection with the entry into the Agreement, the foregoing parties and certain Company Affiliates entered into the Seventh Amendment and Guarantor Joinder to Loan and Guaranty Agreement (the “Seventh Amendment”) with the Investor Affiliates, which Seventh Amendment amended the Loan Agreement.

In addition, ACS and the Agent entered into a Second Priority Future Advance Mortgage (Commercial Property) dated of even date with the Agreement (the “Second Mortgage”), which constitutes a supplement to the Future Advance Mortgage (Commercial Property) dated December 14, 2023 entered into by ACS and the Agent in connection with the Loan Agreement on the real estate property owned by ACS in Dowagiac, Michigan.

Further, in connection with the entry into the Agreement, Ault Lending, ACS and the Agent entered into a Subordination Agreement dated of even date with the Agreement (the “Subordination Agreement”), the purpose of which is to subordinate ACS’ obligation to Ault Lending to that of ACS’ obligation to the Investors.

In connection with the Agreement, the Company, the Agent and a custodian (the “Custodian” and with the Company and the Agent, the “Control Agreement Parties”) shall enter into an Account Control Agreement (the “Control Agreement”) which shall govern the terms of a crypto asset account to be established by the foregoing parties (the “Crypto Account”). Once established, the Company shall deposit Bitcoin having a U.S. dollar value of $15,960,000 therein as collateral for the loans made to the Company under the Agreement and evidenced by the Convertible Notes.

During the period between Closing Date and the establishment of the Crypto Account, the net proceeds from the issuance and sale of the Convertible Notes shall be held in a segregated account (the “Segregated Account”) maintained by the Agent at a commercial bank account at JP Morgan Chase, which Segregated Account is used by the Agent to keep cash collateral posted by the Company in connection with the Loan Agreement. Upon the establishment of the Crypto Account, the execution and delivery by the Control Agreement Parties of the Control Agreement covering such Crypto Account, the Agent shall cause the proceeds from the issuance and sale of the Convertible Notes on deposit in the Segregated Account to be released to the Company. Any interest on such net proceeds from the sale of the Convertible Notes deposited into the Segregated Account shall remain in the Segregated Account and shall be counted towards the Company’s obligations to make contributions to the Segregated Account under the Loan Agreement.

The Agreement contains customary representations, warranties and agreements by the Company, obligations of the parties, termination provisions and closing conditions. The representations, warranties and covenants contained in the Agreement were made only for purposes of such agreement and as of specific dates, were solely for the benefit of the parties to such agreement, and may be subject to limitations agreed upon by the contracting parties.

Description of the Convertible Notes

The Convertible Notes have a principal face amount of $12,768,000 and bear interest at 12.5% per annum, payable monthly in arrears, pursuant to the terms of the Convertible Notes. The maturity date of the Convertible Notes is November 30, 2027. The Convertible Notes contain standard and customary events of default including, but not limited to, failure to make payments when due under the Convertible Notes, failure to comply with certain covenants contained in the Convertible Notes, or bankruptcy or insolvency of any of the Company or any of its subsidiaries. The Convertible Notes are convertible into shares of the Company’s Class A Common Stock, par value $0.001 per share (the “Conversion Shares”) as set forth below.

The conversion price per share in effect on any conversion date shall be equal to the lower of (x) $0.3235 and (y) 85% of the lowest daily volume-weighted average price during the three (3) trading days immediately preceding and including the applicable conversion date, but not less than the Floor Price (the lower of (x) and (y), the “Conversion Price”), where the “Floor Price” is defined as $0.30, subject to adjustment for forward stock splits, stock dividends, stock combinations, recapitalizations or other similar events (but in no event shall the Floor Price be adjusted for reverse stock splits).

Beginning 120 days after the Closing Date, to the extent that as of the last trading day of any calendar month the Conversion Price is below the Floor Price, then in the subsequent calendar month, the Investors may, by delivering a written notice to the Company, require the Company to redeem up to $250,000 of the outstanding principal of the Convertible Notes during that calendar month .

The Company may, subject to certain conditions met at the time of any prepayment, prepay all, but not less than all, of the outstanding principal and accrued but unpaid interest at any time commencing on the first anniversary of the Closing Date.

Exchange Approval

The Company may not issue Conversion Shares, in accordance with the rules and regulations of the NYSE American, LLC (the “Exchange”) unless the Company first obtains approval by the Exchange therefor.

Registration Rights

As soon as practicable after the Closing Date, and in any event within thirty (30) calendar days of the Closing Date, the Company shall use its reasonable best efforts to file a registration statement on Form S-3 with the Securities Exchange Commission (the “Commission”) providing for the resale by the Investors of the shares of the Conversion Shares (assuming the conversion in full of the Convertible Notes at the Floor Price). The Company shall use its reasonable best efforts to cause such registration to become effective on or prior to the date that shall be 60 calendar day after the Closing Date, and to keep such registration statement effective at all times until no Investor owns any Convertible Notes or Conversion Shares. The Company may not file any other registration statements until the registration statement covering the resale of the Conversion Shares is declared effective by the Commission, except that the foregoing limitations shall not apply with respect to the filing of any registration statement for a customary “at-the-market” offering program.

The foregoing descriptions of the Agreement, the Convertible Notes, the Seventh Amendment, the Second Mortgage and the Subordination Agreement do not purport to be complete and are qualified in their entirety by reference to their respective forms which are annexed hereto as Exhibits 10.1, 4.1, 10.2, 10.3 and 10.4, respectively, to this Current Report on Form 8-K and are incorporated herein by reference. The foregoing does not purport to be a complete description of the rights and obligations of the parties thereunder and such descriptions are qualified in their entirety by reference to such exhibits.

ITEM 2.03	CREATION OF A DIRECT FINANCIAL OBLIGATION OR AN OBLIGATION UNDER AN OFF-BALANCE SHEET ARRANGEMENT OF A REGISTRANT

The information contained in Item 1.01 of this Current Report on Form 8-K is incorporated herein by reference to this Item 2.03.

ITEM 3.02	UNREGISTERED SALES OF EQUITY SECURITIES

The information contained in Item 1.01 of this Current Report on Form 8-K is incorporated herein by reference to this Item 3.02.

ITEM 9.01	FINANCIAL STATEMENTS AND EXHIBITS

(d)	Exhibits:

Exhibit No.	Description
4.1	Form of Convertible Note

10.1	Form of Agreement

10.2	Form of Seventh Amendment

10.3	Form of Second Mortgage

10.4	Form of Subordination Agreement

101	Pursuant to Rule 406 of Regulation S-T, the cover page is formatted in Inline XBRL (Inline eXtensible Business Reporting Language).

104	Cover Page Interactive Data File (embedded within the Inline XBRL document and included in Exhibit 101).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HYPERSCALE DATA, INC.

Dated: December 2, 2025	/s/ Henry Nisser
Henry Nisser President and General Counsel